UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2017

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2017, the shareholders of Dorman Products, Inc. (the “Company”) approved certain amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated By-laws to implement a majority voting standard for uncontested director elections, eliminate cumulative voting and increase the maximum number of directors to nine members (collectively, the “2017 Annual Meeting Amendments”). The Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders (the “Proxy Statement”), which was previously filed with the Securities and Exchange Commission on April 3, 2017, described the 2017 Annual Meeting Amendments.

At the meeting of the Company’s Board on May 16, 2017, following the 2017 Annual Meeting of Shareholders, the Board approved an additional amendment to the Company’s Amended and Restated By-laws (“Additional By-law Amendment”).    The Additional By-law Amendment provides a new requirement for shareholders wishing to nominate a person for election to the Company’s Board at a meeting of the Company’s shareholders pursuant to the advance notice requirements set forth in the Company’s Amended and Restated By-laws. Specifically, the new requirement in Article II, Section 2-10(a)(ii) provides that the shareholder’s notice would need to contain a statement as to whether the nominee, if elected, intends to comply with all applicable corporate governance and other policies and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director, including, without limitation, the director resignation provisions set forth in the Company’s Corporate Governance Guidelines. The Additional By-law Amendment became effective on May 16, 2017.

The foregoing description of the amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated By-laws is qualified in all respects by reference to the text of the Amended and Restated Articles of Incorporation, as amended, and the Amended and Restated By-laws, as amended, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2017 Annual Meeting of Shareholders (“Annual Meeting”) was held on May 16, 2017. During the Annual Meeting, shareholders were asked to consider and vote upon eight proposals: (1) to elect six directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his successor has been elected and qualified or until his earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve, on an advisory basis, the frequency of the advisory vote on executive compensation; (4) to approve amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated By-laws to implement a majority voting standard for uncontested director elections (which Proposal 4 was contingent upon shareholder approval of Proposal 5); (5) to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate cumulative voting in director elections; (6) to approve an amendment to the Company’s Amended and Restated By-laws to increase the maximum number of directors to nine members; (7) to approve the Dorman Products, Inc. Employee Stock Purchase Plan; and (8) to ratify KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

On the record date of March 17, 2017, there were 34,555,268 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1.	The following nominees were each elected to serve as director for a term of one year to expire at the next annual meeting of shareholders and until his successor has been elected and qualified or until his earlier death, resignation or removal based upon the following votes:

Name	For	Withhold Authority
Steven L. Berman	26,001,908	1,147,850
Mathias J. Barton	26,561,399	588,359
John J. Gavin	26,560,502	589,256
Paul R. Lederer	26,181,541	968,217
Richard T. Riley	26,260,796	888,962
G. Michael Stakias	25,709,670	1,440,088

Broker Non-Votes for the election of directors totaled 1,817,499

2.	The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
26,360,234	523,611	265,913	1,817,499

3.	The proposal on the frequency of future advisory votes on executive compensation received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
23,830,056	22,955	3,035,896	260,851	1,817,499

A majority of the votes cast by shareholders voted, on an advisory basis, in favor of holding future advisory votes on executive compensation on an annual basis. Consistent with these results, the Company’s Board has determined to hold the advisory vote on executive compensation every year until the Company is required to hold another advisory vote on the frequency of the advisory vote on executive compensation, which will occur no later than the Company’s annual meeting in 2023.

4.	Amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated By-laws to implement a majority voting standard for uncontested director elections were adopted based upon the following votes (and the approval of Proposal 5):

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
26,857,379	31,658	260,721	1,817,499

5.	An amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate cumulative voting in director elections was adopted based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
21,868,512	5,015,119	266,127	1,817,499

6.	An amendment to the Company’s Amended and Restated By-laws to increase the maximum number of directors to nine members was adopted based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
26,859,604	25,284	264,870	1,817,499

7.	The Dorman Products, Inc. Employee Stock Purchase Plan was approved based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
26,851,103	42,325	256,330	1,817,499

8.	KPMG LLP was ratified as the Company’s independent registered public accounting firm for the 2017 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
28,376,851	315,459	274,947

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Dorman Products, Inc. Amended and Restated Articles of Incorporation, as amended

3.2	Dorman Products, Inc. Amended and Restated By-laws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: May 19, 2017	By:	/s/ Kevin M. Olsen
Name: Kevin M. Olsen
Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Dorman Products, Inc. Amended and Restated Articles of Incorporation, as amended

3.2	Dorman Products, Inc. Amended and Restated By-laws, as amended